AMENDMENT TO LEASE

      THIS AMENDMENT TO LEASE (the "Amendment") is made and entered into by and between IBIS PLAZA LLC, a New Jersey Limited Liability Company (the "Landlord") and LASER ENERGETICS, INC. a Corporation of the State of Florida, (the "Tenant").

                            INTRODUCTORY STATEMENTS:

      A. By lease executed on May 23, 2005 (the "Lease"), Landlord leased to Tenant and Tenant hired from Landlord certain Premises designated as Suite 700 in the building known as Ibis Plaza North, 3535 Quakerbridge Road, Hamilton, NJ 08619 more particularly described in the Lease.

      B. The parties desire to amend the Lease to extend the Term thereof.

      C. Terms not specifically defined herein shall have the meanings given to them in the Lease.

      NOW, THEREFORE, in consideration of the foregoing, the parties agree that the Lease is hereby amended as follows, effective upon execution and delivery of this Amendment by both parties:

      1. Section A.7 of Article I is amended to read as follows: Term: Three (3) years, commencing on October 1, 2005 and ending on September 30, 2008.

      2. In addition Tenant agrees to pay to the Landlord upon signing of this document a sum of $3,125.00 (three thousand one hundred twenty five dollars) as a one-time payment for this amendment.

      3. Tenant agrees that the Lease is in full force and effect, that no default by Landlord, or condition which with the giving of notice and expiration of time could become a default by Landlord, presently exists and that Landlord has to date performed all of its obligations under the Lease.

      4. Except and as amended hereby, the Lease remains in full force and effect. The parties have executed this Amendment this 2nd day of September, 2005.

WITNESS:                                         IBIS PLAZA LLC

                                                 By:
----------------------------                         ---------------------------
                                                     Christopher Jerjian


WITNESS:                                         LASER ENERGETICS, INC.


                                                 By: /s/ Robert D. Battis
----------------------------                         ---------------------------
                                                     Robert D. Battis